UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

DRIFTWOOD VENTURES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124829	71-1033391

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive
offices including zip code)

(310) 601-2500

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective October 30, 2008, Driftwood Ventures, Inc. (the “Company”) dismissed Raich Ende Malter & Co. LLP (“Raich Ende”) as the Company’s independent public accounting firm and appointed Amper, Politziner & Mattia, LLP (“AP&M”) as the Company’s independent public accounting firm to provide audit services for the Company. The decision to change accountants was approved by the Company’s board of directors.

From April 18, 2008 to October 30, 2008, the period of time that Raich Ende served as the Company’s principal accountant, no audits were performed by Raich Ende and, therefore, no reports were issued that (i) contained an adverse opinion or disclaimers of opinion and (ii) were qualified or modified as to uncertainty, audit scope or accounting principles.

From April 18, 2008 to October 30, 2008, there were no disagreements between the Company and Raich Ende on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Raich Ende, would have caused Raich Ende to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements during such periods. None of the events described in Item 304(a)(1)(v) of Regulation S-K occurred during the period that Raich Ende served as the Company’s principal accountant.

The Company provided Raich Ende with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Raich Ende furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which it does not agree. A copy of Raich Ende’s letter, dated November 4, 2008, is attached hereto as Exhibit 16.1. By filing this letter as an exhibit as required by the Commission regulations, the Company is not necessarily indicating its agreement with the statements contained therein.

During the Company’s fiscal years ended December 31, 2007 and December 32, 2006, and through October 30, 2008, Company did not consult with AP&M regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and no written or oral report was provided by AP&M that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues, and the Company did not consult AP&M on or regarding any matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Number	Description
16.1	Letter regarding change in certifying accountant, dated November 4, 2008 from Raich Ende Malter & Co. LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2008

DRIFTWOOD VENTURES, INC.

By:	/s/ Charles Bentz
Name: Charles Bentz
Title: Chief Financial Officer